SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event      March 3, 2000 (February 17, 2000)
reported)
                                         ---------------------------------------

                            ENERGY WEST INCORPORATED
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             (Exact name of registrant as specified in its charter)


             MONTANA                     0-14183              81-0141785
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1 First Avenue South, Great Falls, Montana                      59401
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including                (406)791-7500
area code                                    -----------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

      Energy West Incorporated (the "Company") has a pending application with the Montana Public Service Commission (the "MPSC") seeking recovery of approximately $2,960,000 in gas costs. The Montana Consumer Counsel has intervened in this application and as of February 17, 2000, has provided the Company and the MPSC with testimony recommending cost disallowances totaling $686,113 over a period of three years. A hearing on the application is scheduled for May 3, 2000.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1        Press Release dated March 1, 2000.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  March 3, 2000
                                          ENERGY WEST INCORPORATED


                                          By:/s/ Edward J. Bernica
                                             Edward J. Bernica, Executive
                                             Vice-President, Chief Financial
                                             Officer and Chief Operating
                                             Officer